UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Texas Roadhouse, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐	Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 18, 2017 TEXAS ROADHOUSE,INC. Date: May 18, 2017 Time: 9:00 AM EDT You are receiving this communication because you hold shares in the above named company. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. Envelope # # of # Sequence # 1 OF 2 12 15 0000321412_1 R1.0.1.15 Broadridge Internal Use Only Job # Sequence # See the reverse side of this notice to obtain proxy materials and voting instructions. LOGO Return Address Line 1 Return Address Line 2 Return Address Line 3 51 MERCEDES WAY EDGEWOOD NY 11717 Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 John Sample 1234 ANYWHERE STREET ANY CITY, ONA1A 1A1 1234567 1234567 1234567 1234567 1234567 1234567 BROKER HERE Meeting Information Meeting Type: Annual Meeting For holders as of: March 20, 2017 Location: Texas Roadhouse, Inc. 6040 Dutchmans Lane Louisville, Kentucky 40205 B A R C O D E

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE:  Have the information that is printed in the box marked by the arrow (located on the  by the arrow (located on the following page) in the subject line. How To Vote Please Choose One of the Following Voting Methods Only Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form. 0000321412_2 R1.0.1.15 Vote In Person: If you choose to vote these shares in person at the meeting, you must request a "legal proxy." To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow  available and follow the instructions. Internal Use 1. Combined Document How to View Online: following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 04, 2017 to facilitate timely delivery.

The Board of Directors recommends that you vote FOR the following: 1. Election of Directors Nominees 01 James R. Ramsey 02 James R. Zarley The Board of Directors recommends you vote FOR the following proposal(s): 2Proposal to ratify independent public accounting firm for 2017. 3Say on Pay - An advisory vote on the approval of executive compensation. The Board of Directors recommends you vote 1 YEAR on the following proposal: 4Say When on Pay - An advisory vote on the frequency of the advisory vote on executive compensation. The Board of Directors recommends you vote AGAINST the following proposal(s): 5Advisory vote on a shareholder proposal regarding the issuance of a sustainability report. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. xxxxxxxxxx Cusip Envelope # # of # Sequence # 0000321412_3 R1.0.1.15 Broadridge Internal Use Only xxxxxxxxxx Job # Sequence # B A R C O D E 23456789012 2 2 2 2 12345678901 12345678901 12345678901 12345678901 12345678901 12345678901 12345678901 12345678901 12345678901 12345678901 Voting items

Enve1lo2pe # # 0000321412_4 R1.0.1.15 Broadridge Internal Use Only THIS SPACE RESERVED FOR SIGNATURES IF APPLICABLE P99999Jo-0b1#0 Sequ1e5nce # of # S#eqOueFnce ## THIS SPACE RESERVED FOR LANGUAGE PERTAINING TO BANKS AND BROKERS AS REQUIRED BY THE NEW YORK STOCK EXCHANGE Voting Instructions Reserved for Broadridge Internal Control Information